Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of American Ammunition, Inc. (Company) on Form 10-QSB (Report) for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Andres Fernandez, Chief Executive and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Andres Fernandez
--------------------------
Andres Fernandez
Chief Executive and
Chief Financial Officer

Dated: June 13, 2003